UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2004

LIBERTY STAR GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50071
(Commission File Number)

90-0175540
(IRS Employer Identification No.)

2766 N. Country Club Road, Tucson, Arizona 85716
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-721-1375

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 26, 2005 the Registrant issued a News Release announcing its plans for an aggressive 2005 field season. The effort will be directed primarily at defining a resource at White Sox and scout drilling at many other anomalies that are being defined as a result of work during the 2004 field season. Included will be 70 to 100 drill holes, four months of IP ground electrical surveys and 3,000 additional geochemical samples.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release dated January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

/s/ James Briscoe
James Briscoe, President
Date: January 26, 2005